Exhibit No. 28(q)(1)

NEW ALTERNATIVES FUND, INC.

Power of Attorney

I hereby appoint David J. Schoenwald, Maurice L. Schoenwald and Murray D. Rosenblith, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of NEW ALTERNATIVES FUND, INC. to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on February 10, 2010.

/s/ SHARON REIER
Name:  Sharon Reier
Title:  Director

NEW ALTERNATIVES FUND, INC.

Power of Attorney

I hereby appoint David J. Schoenwald, Maurice L. Schoenwald and Murray D. Rosenblith, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of NEW ALTERNATIVES FUND, INC. to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on February 9, 2010.

/s/ SUSAN HICKEY
Name:  Susan Hickey
Title:  Director

NEW ALTERNATIVES FUND, INC.

Power of Attorney

I hereby appoint David J. Schoenwald, Maurice L. Schoenwald and Murray D. Rosenblith, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of NEW ALTERNATIVES FUND, INC. to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on February 6, 2010.

/s/ PRESTON V. PUMPHREY
Name:  Preston V. Pumphrey
Title:  Director

NEW ALTERNATIVES FUND, INC.

Power of Attorney

I hereby appoint David J. Schoenwald, Maurice L. Schoenwald and Murray D. Rosenblith, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of NEW ALTERNATIVES FUND, INC. to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on February 8, 2010.

/s/ JONATHAN D. BEARD
Name:  Jonathan D. Beard
Title:  Director

NEW ALTERNATIVES FUND, INC.

Power of Attorney

I hereby appoint David J. Schoenwald, Maurice L. Schoenwald and Murray D. Rosenblith, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of NEW ALTERNATIVES FUND, INC. to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on February 5, 2010.

/s/ JEFFREY E. PERLMAN
Name:  Jeffrey E. Perlman
Title:  Director

NEW ALTERNATIVES FUND, INC.

Power of Attorney

I hereby appoint Maurice L. Schoenwald and Murray D. Rosenblith, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of NEW ALTERNATIVES FUND, INC. to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on February 25, 2010.

/s/  DAVID J. SCHOENWALD
Name:  David J. Schoenwald
Title:  Chairperson of the Board of
Directors, President and Treasurer

NEW ALTERNATIVES FUND, INC.

Power of Attorney

I hereby appoint David J. Schoenwald and Murray D. Rosenblith, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of NEW ALTERNATIVES FUND, INC. to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on February 6, 2010.

/s/ MAURICE L. SCHOENWALD
Name:  Maurice L. Schoenwald
Title:  Director

NEW ALTERNATIVES FUND, INC.

Power of Attorney

I hereby appoint David J. Schoenwald and Maurice L. Schoenwald, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of NEW ALTERNATIVES FUND, INC. to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on February 24, 2010.

/s/  MURRAY D. ROSENBLITH
Name:  Murray D. Rosenblith
Title:  Director